                                                                   EXHIBIT 10.1


                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

                         AND LIMITED WAIVER OF DEFAULTS

                  This Amendment to Loan and Security Agreement and Limited Waiver of Defaults (this "Amendment") is entered into as of May 13, 2003 by and between GUARANTY BUSINESS CREDIT CORPORATION ("GBCC") and U.S. PLASTIC LUMBER LTD., a Delaware Corporation ("Borrower"), with respect to the following:

                  A. GBCC and Borrower have entered into that certain Loan and Security Agreement dated as of December 19, 2002 (as amended, restated, modified and supplemented from time to time, the "Loan Agreement"). Capitalized terms used but not defined in this Amendment shall have the meanings given them in the Loan Agreement.

                  B. Pursuant to an Asset Purchase Agreement between Borrower and Illinois Tool Works Inc., a Delaware corporation ("Buyer") dated as of May 12, 2003 (the "Asset Purchase Agreement") and the documents and instruments delivered or executed in connection therewith, Borrower is selling certain of its assets constituting its corner board division, as set forth in
Section 1.1 of the Asset Purchase Agreement (the "Purchased Assets"). Pursuant to the Asset Purchase Agreement, Buyer will pay Borrower a purchase price of $8,247,419 in cash (subject to an escrow as set forth in Section 1.7, and payments to certain lienholders as set forth in Section 1.8, of the Asset Purchase Agreement) and Borrower will deliver the Purchased Assets to Buyer. As used in this Amendment, "Closing Date" and "Closing" shall have the meanings given to them in the Asset Purchase Agreement.

                  C. Pursuant to a Lease Agreement between Borrower and Buyer dated as of May 12, 2003 (the Lease Agreement), and in connection with the Asset Purchase Agreement, Borrower is leasing to Buyer the "Premises", defined in the Lease Agreement as Suite No. 102 located in the building located at 1909 NE 25th Ave., Ocala, Florida, 34470, for initial base rent of $233,472 per annum.

                  D. Borrower has requested waivers of certain Events of Default, amendments to the Loan Agreement and GBCC's consent to the Asset Purchase Agreement and the Lease Agreement and GBCC has agreed to issue certain waivers, amend the Loan Agreement and to consent to the Asset Purchase Agreement and the Lease Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

                  1. CONSENT TO SALE OF THE ASSETS. On the terms and subject to the conditions of this Amendment, GBCC hereby consents to the Asset Purchase Agreement and the Lease Agreement, such consent being subject to the documentation thereof being in the form delivered by Borrower by electronic mail on April 30,2003 and GBCC approving all schedules to the Asset Purchase Agreement. This is a one-time consent and not a consent to any future transaction whether or not similar to the foregoing. Buyer may rely on this document as consent by GBCC under the terms and conditions herein unless informed to the contrary prior to the Closing Date of the Asset Purchase Agreement.

                  2. USE OF PROCEEDS. As a condition to GBCC's consent to the sale of the Purchased Assets, Borrower agrees that all funds payable to Borrower as a result of the Asset Purchase Agreement, in excess of the payment amounts to be made as set forth on Schedule 1 hereto, shall be made by Buyer directly to GBCC on the Closing Date, to be applied in accordance with this
Section 2.

                  (a) Seven Hundred Fifty Thousand Dollars ($750,000) shall be used to pay GBCC in satisfaction of the value of certain equipment comprising a portion of the Purchased Assets, such equipment constituting Collateral. The sum received by GBCC under this Section 2(a) shall be applied to the Term Advance in the inverse order of maturity of payments without affecting the payments otherwise due under Section 2.8 of the Loan Agreement.

                  (b) All amounts received by GBCC in excess of the sum of the amounts set forth on Schedule 1 hereto and the amounts set forth in Section 2(b) above shall be applied to the Revolving Advances as set forth in Section 2.1 of the Loan Agreement and otherwise in accordance with the terms of the Loan Agreement. All rent payments made to Borrower under the Lease Agreement shall be remitted to GBCC in accordance with the terms of the Loan Agreement.

                  3. RESERVES. So long as Borrower's Total Debt Service Coverage Ratio is less than 1.0 to 1.0 for the twelve month period ending on the date of calculation, and for all times while such ratio is not met, GBCC may institute a reserve under the Borrowing Base in the amount of Eight Hundred Fifty Thousand Dollars ($850,000).

                  4. RELEASE OF LIENS. Borrower agrees that upon the Closing Date, the amount of $6,969,062.97 shall be paid to GBCC and upon GBCC's receipt of such good funds, and so long as the payments to the parties set forth on Schedule 1 hereto do not exceed the disbursement amounts corresponding thereto and no other distributions of the Purchase Price (as defined in the Asset Purchase Agreement) are made by Buyer at Closing, GBCC shall release all of its liens on all Purchased Assets and provide Buyer with recordable evidence thereof within 30 days of payment. GBCC agrees not to disturb Buyer's lease of the Premises as long as Buyer is not in default under the Lease Agreement. Buyer may rely on this agreement.

                  5. INSTRUCTIONS TO ESCROW. As a condition precedent to GBCC's consent to the Asset Purchase Agreement, Borrower shall issue an irrevocable instruction to Escrow Agent under the Escrow Agreement by and among Borrower, Buyer and Bank One National Association and dated as of May 12, 2003, instructing Escrow Agent that all funds otherwise payable to Borrower, in excess of the payment amounts to be made as set forth on Schedule 1 hereto, shall be remitted directly to GBCC.

                  6. WAIVER OF DEFAULTS. Borrower hereby acknowledges that the following Defaults or Events of Default have occurred and/or are continuing (the "Existing Defaults"): (i) Borrower has failed to maintain an EBITDA during the month of January, 2003 as required by Section 7.2 of the Loan Agreement, (ii) Borrower has failed to maintain a Senior Debt Service

Coverage Ratio as required by Section 7.3 of the Loan Agreement, (iii) Borrower has failed to maintain a Total Debt Service Coverage Ratio as required by
Section 7.4 of the Loan Agreement, and (iv) Borrower has exceeded the Capital Expenditures allowed for the month of January 2003 by Section 7.5 of the Loan Agreement.

         Conditioned upon consummation of the sale contemplated by the Asset Purchase Agreement on the terms and conditions of this Amendment, GBCC waives each of the Existing Defaults through the date hereof. The waiver granted in this Amendment is a one-time waiver only, is a waiver only of the Existing Defaults, shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of this Amendment, the Agreement or any other Transaction Document whether or not similar to the Existing Defaults, except as expressly set forth herein.

                  7.       AMENDMENT OF DEFINITIONS.

                  (a) The definition of Senior Debt Service Coverage Ratio in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

                  "'Senior Debt Service Coverage Ratio' means, as of any date, the ratio of EBITDA less non-financed Capital Expenditures less taxes paid less cash dividends paid less distributions or other cash transfers to Affiliates for the applicable period ending on such date to the sum of (a) the Interest Expense (other than non-cash Interest Expense) incurred by Company during such period and (b) all scheduled principal payments on the Obligations or assets financed under capitalized leases by Company for such period ending on such date."

                  (b) The definition of Total Debt Service Coverage Ratio in Section 1.1 of the loan Agreement is hereby deleted and replaced in its entirety with the following:

                  "'Total Debt Service Coverage Ratio' means, as of any date, the ratio of EBITDA less non-financed Capital Expenditures less taxes paid less cash dividends paid less distributions or other cash transfers to Affiliates for the applicable period ending on such date to the sum of (a) the Interest Expense (other than non-cash Interest Expense) incurred by Company during such period and (b) all scheduled principal payments on all Debt for money borrowed or assets financed under capitalized leases by Company (including the Obligations) for such period ending on such date (including all scheduled principal payments on Debt expected to be incurred during such period)."

                  8.       AMENDMENT OF COVENANTS.

                  (a) Section 7.3 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:


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
                  "7.3 Company shall maintain a Senior Debt Service Coverage Ratio during the periods indicated below of not less than the corresponding amounts indicated for the cumulative period from May 12, 2003 through each date of calculation: (a) (.20) to 1.0 for the period from May 12, 2003 to May 31, 2003; (b) .60 to 1.0 for the period from June 1,2003 to June 30, 2003;
                  (c) .93 to 1.0 for the period from July 1, 2003 to July 31, 2003; (d) 1.0 to 1.0 for the period from August 1, 2003 to December 31, 2003; (i) 1.1 to 1.0 for the period from January 1, 2004 to April 30, 2004. Beginning on May 1, 2004 and thereafter, the Company shall maintain a Senior Debt Service Coverage Ratio of not less than 1.1 to 1.0 for the twelve month period ending on the date of calculation."

                  (b) Section 7.4 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

                  "7.4 Company shall maintain a Total Debt Service Coverage Ratio during the periods indicated below of not less than the corresponding amounts indicated for the cumulative period from May 12, 2003 through the date of calculation: (a) (.25) to 1.0 for the period from May 12, 2003 to May 31, 2003; (b) .50 to 1.0 for the period from June 1, 2003 to June 30, 2003;
                  (c) .75 to 1.0 for the period from July 1, 2003 to July 31, 2003; (d) .88 to 1.0 for the period from August 1, 2003 to September 30, 2003; (e) .84 to 1.0 for the period from October 1, 2003 to October 31, 2003; (f) .86 to 1.0 for the period from November 1, 2003 to December 31, 2003; (g) 1.0 to
                  1.0 during the period from January 1, 2004 to April 30, 2004. Beginning on May 1, 2004 and thereafter, the Company shall maintain a Total Debt Service Coverage Ratio of not less than
                  1.0 to 1.0 for the twelve month period ending on the date of calculation."

                  9. AMENDMENT AND WAIVER FEE. In consideration for the accommodations granted by GBCC herein and in addition to all other fees and costs, Borrower hereby agrees to pay to GBCC a nonrefundable Amendment and Waiver Fee of Sixty Three Thousand Dollars ($63,000), which shall be fully earned as of the date hereof (the "Amendment Fee"). The Amendment Fee shall be paid in equal monthly installments over twelve months from the date hereof, and, at GBCC's election, each of the monthly installments required by this
Section 5 may be charged as a Revolving Advance.

                  10. NO MODIFICATION OF LEASE AGREEMENT. Borrower hereby agrees that the Lease Agreement shall not be modified or amended in any manner that alters the "Lease Term", as defined therein, from an initial period of 12 months with an option for Buyer to renew on a month-to-month basis.

                  11.      MISCELLANEOUS.


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
                  (a) Reference to the Loan Agreement and the Transaction Documents.

                           (i)      Except as specifically amended by this
Amendment, the Loan Agreement and the Transaction Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed.

                           (ii)     Borrowers hereby warrant and represent to
GBCC that there does not exist a Default or an Event of Default other than the Existing Defaults and Borrower reaffirms, as of the date hereof, that all of the warranties and representations of Borrower contained in the Loan Agreement and in the Transaction Documents are true and correct.

                  (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (c) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

                  (d) Attorneys' Fees. Borrower shall pay, on written demand, all fees and costs incurred by GBCC in connection with the negotiation, documentation and execution of this Amendment, including the reasonable fees and expenses of attorneys. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

                  (e) Jury Trial Waiver. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AMENDMENT.


                  [Remainder of Page Intentionally Left Blank]


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
         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.


                                    U.S. PLASTIC LUMBER LTD., a Delaware
                                    corporation


                                    By:
                                    Name:    Bruce C. Rosetto
                                    Title:   Secretary



                                    GUARANTY BUSINESS CREDIT CORPORATION,
                                    a Delaware corporation


                                    By
                                      -----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title
                                         --------------------------------------

         The undersigned hereby consents to and acknowledges the terms and conditions of the foregoing Amendment and agrees that its Continuing Guaranty and each other document executed in favor of GBCC remain in full force and effect.


                                    U.S. PLASTIC LUMBER IP CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    U.S. PLASTIC LUMBER CORP.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    U.S. PLASTIC LUMBER FINANCE CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   SCHEDULE 1


PAYMENT AMOUNT                              WIRE TRANSFER INSTRUCTIONS
--------------                              --------------------------
$521,292.80                                   J.P. Morgan Chase Bank
                                                 ABA No. 021000021
                                  For Credit to: Siemens Financial Services, Inc.
                                              Account No. 9102694362
                                           Contact Name: Peter Donaldson
                                          Contact Number: (908) 429-6000
                                        Reference: U.S. Plastic Lumber Sale

$134,332.16                                    Bank of America, N.A.
                                                 ABA No. 121000358
                                      For Credit to: CIT/Equipment Financing
                                              Account No. 1233518855
                                            Contact Name: Michael Vlcek
                                          Contact Number: (480) 784-9633
                                        Reference: U.S. Plastic Lumber Sale

$250,000.00                                Bank One National Association
                                                  BANK ONE, N.A.
                                                 ABA # 044-000-037
                                                  DDA #980219416
                                                 Attn: Escrow Unit
                                 Ref.: SEI Acct # 2600119700 ITW/US Plastic Lumber

$300,000.00                                              Citibank, N.A.
                                                        ABA # 021-000-089
                                           A/C Credit Suisse First Boston Corp., N.Y.
                                                         A/C # 4080-4003
                                                      FFC Halifax Fund, LP
                                                         Account # 70025
                                           Attn: Equity Finance/Prime Broker Services

$55,555.86                                             Via Cashiers Check
                                                       Thomas "Mac" Olson,
                                                   Marion County Tax Collector
                                                          P.O. Box 970
                                                      Ocala, FL 34478-0970
                             (Please send Remittance Copy with Check and forward a copy to USPL for our records)

$17,175.21                                             Via Cashiers Check
                                                       Thomas "Mac" Olson,
                                                   Marion County Tax Collector
                                                          P.O. Box 970
                                                      Ocala, FL 34478-0970
                             (Please send Remittance Copy with Check and forward a copy to USPL for our records)